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Pass Through Certificates
Series 1999-1
Investor Number 51999021

Determination Date:     12-Jul-99
Remittance Date:        15-Jul-99
Month End Date:         30-Jun-99

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
 (a)  Class A-1 Distribution Amount                                                                 4,401,948.11
 (b)  Class A-1 Distribution Principal                                                              3,766,537.33
                     Scheduled Payments of Principal                               701,307.44

                     Partial Prepayments                                           184,089.39

                     Scheduled Principal Balance Principal Prepayment in Full    1,607,764.51

                     Scheduled Principal Balance Liquidated Contracts            1,273,375.99

                     Scheduled Principal Balance Repurchases                             0.00

 (c)  Class A-1 Interest Distribution                                                                 635,410.78
      Class A-1 Interest Shortfall                                                                          0.00

 (d)  Class A-1 Remaining Certificate Balance                                                     128,152,655.29

 (e)  Class A-2 Distribution Amount                                                                   628,545.83
 (f)  Class A-2 Distribution Principal                                                                      0.00
                     Scheduled Payments of Principal                                     0.00
                     Partial Prepayments                                                 0.00
                     Scheduled Principal Balance Principal Prepayment in Full            0.00
                     Scheduled Principal Balance Liquidated Contracts                    0.00
                     Scheduled Principal Balance Repurchases                             0.00

 (g)  Class A-2 Interest Distribution                                                                 628,545.83
      Class A-2 Interest Shortfall                                                                          0.00

 (h)  Class A-2 Remaining Certificate Balance                                                     125,500,000.00

 (i)  Class A-3 Distribution Amount                                                                   463,341.67
 (j)  Class A-3 Distribution Principal                                                                      0.00
                     Scheduled Payments of Principal                                     0.00
                     Partial Prepayments                                                 0.00
                     Scheduled Principal Balance Principal Prepayment in Full            0.00
                     Scheduled Principal Balance Liquidated Contracts                    0.00
                     Scheduled Principal Balance Repurchases                             0.00

 (k)  Class A-3 Interest Distribution                                                                 463,341.67
      Class A-3 Interest Shortfall                                                                          0.00

 (l)  Class A-3 Remaining Certificate Balance                                                      91,000,000.00

 (m)  Class A-4 Distribution Amount                                                                   400,625.00
 (n)  Class A-4 Distribution Principal                                                                      0.00
                     Scheduled Payments of Principal                                     0.00
                     Partial Prepayments                                                 0.00
                     Scheduled Principal Balance Principal Prepayment in Full            0.00
                     Scheduled Principal Balance Liquidated Contracts                    0.00
                     Scheduled Principal Balance Repurchases                             0.00

 (o)  Class A-4 Interest Distribution                                                                 400,625.00
      Class A-4 Interest Shortfall                                                                          0.00

 (p)  Class A-4 Remaining Certificate Balance                                                      75,000,000.00

 (q)  Class A-5 Distribution Amount                                                                 1,109,485.74
 (r)  Class A-5 Distribution Principal                                                                      0.00
                     Scheduled Payments of Principal                                     0.00
                     Partial Prepayments                                                 0.00
                     Scheduled Principal Balance Principal Prepayment in Full            0.00
                     Scheduled Principal Balance Liquidated Contracts                    0.00
                     Scheduled Principal Balance Repurchases                             0.00

 (s)  Class A-5 Interest Distribution                                                               1,109,485.74
      Class A-5 Interest Shortfall                                                                          0.00

 (t)  Class A-5 Remaining Certificate Balance                                                     196,659,215.00

 (u)  Class A-1 Pass Through Rate                                                                       5.780000%
      Class A-2 Pass Through Rate                                                                       6.010000%
      Class A-3 Pass Through Rate                                                                       6.110000%
      Class A-4 Pass Through Rate                                                                       6.410000%
      Class A-5 Pass Through Rate                                                                       6.770000%

 (v)  Monthly Servicing Fee                                                                           516,732.01

 (w)  Delinquency                                                     # of Contracts           Prin. Balance
                                                                      --------------           -------------
                     a)  One Monthly Payment Delinquent                      220                    7,972,701.41
                     b)  Two Monthly Payments                                 65                    2,400,739.83
                     c)  Three or more Monthly Payments                       40                    1,462,796.04
                                                                       ----------         -----------------------
                                                                             325                   11,836,237.28
                                                                       ==========         =======================


                                                                                                Difference
 (x)  Repurchased Contracts                    Contract Number          Repurchase Price      Paid by Seller
                                               ---------------          ----------------      --------------
                                                 0                          0.00                            0.00

                                                                        ---------         -----------------------
                                                     Total Repurchases      0.00                            0.00
                                                                        =========         =======================

 (y)  Repossessions or Foreclosures                                     Number                Actual Balance
                                                                        ------                --------------
                                                     BOP Repossessions       110                   $3,679,475.69
                                         Plus Repossessions this Month        70                    2,255,527.08
                                                     Less Liquidations       -42                  ($1,313,524.21)
                                                                       ----------         -----------------------
                                                     EOP Repossessions       138                   $4,621,478.56
                                                                       ==========         =======================

 (z)  Class A-1 Enhancement Payment                                                                         0.00
      Class A-2 Enhancement Payment                                                                         0.00
      Class A-3 Enhancement Payment                                                                         0.00
      Class A-4 Enhancement Payment                                                                         0.00
      Class A-5 Enhancement Payment                                                                         0.00

(aa)  Monthly Advance                                                                                       0.00
      Outstanding Amount Advanced                                                                           0.00

(bb)  Deposit to Special Account                                                                      421,861.95

(cc)  Amount Distributed to Class R Certificateholders                                                421,861.95

(dd)  Net Weighted Average Contract Rate                                                                    9.37%

(ee)  Number of Manufactured Homes currently held due to repossession                                        138
      Principal balance of Manufactured Homes currently held                                        4,621,478.56

(ff)  Class A-1 Pool Principal Balance percentage                                                      89.304986%
      Class A-2 Pool Principal Balance percentage                                                     100.000000%
      Class A-3 Pool Principal Balance percentage                                                     100.000000%
      Class A-4 Pool Principal Balance percentage                                                     100.000000%
      Class A-5 Pool Principal Balance percentage                                                     100.000000%

(gg)  Aggregate Deficiency Amounts                                                                          0.00
      Servicer Deficiency Amounts received                                                                  0.00
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